UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 10, 2013

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Stockholder’s Meeting (the “Annual Meeting”) on May 10, 2013. On March 15, 2013, the record date for stockholders entitled to vote at the Annual Meeting (the “Record Date”), 146,723,205 shares of the Company’s common stock, par value $0.001 per share, were outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. A total of 130,870,542 shares of common stock was represented in person or by proxy at the Annual Meeting, representing 89.19% of the shares of common stock issued and outstanding on the Record Date. At the Annual Meeting, our stockholders:

•	Elected eight directors to serve for the ensuing year and until their successors are elected;

•	Ratified the audit committee’s selection of our independent auditors for fiscal year 2013;

•	Approved, in an advisory vote, compensation for our named executive officers;

•	Approved the Amended and Restated 2013 Stock Plan; and

•	Approved the Amended and Restated Employee Stock Purchase Plan.

The number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter brought before the Annual Meeting is set forth below.

a. Election of Directors

	For	Withheld
T.J. Rodgers	95,930,034	1,086,282
W. Steve Albrecht	79,458,422	17,557,894
Eric A. Benhamou	79,033,448	17,982,868
Lloyd Carney	92,914,324	4,101,992
James R. Long	92,944,130	4,072,186
J. Daniel McCranie	79,448,124	17,568,192
J.D. Sherman	79,433,751	17,582,565
Wilbert van den Hoek	96,139,283	877,033

b. The vote on the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2013 was:

For	Against	Abstain	Broker Non-Votes
129,046,358	1,614,016	210,168	0

c. The vote on the advisory proposal to approve the compensation of our named executive officers was:

For	Against	Abstain	Broker Non-Votes
51,021,112	45,732,467	262,737	33,854,226

Consistent with the recommendation of our board of directors, the stockholders of the Company will provide such advisory vote on the compensation of our named executive officers on an annual basis until such time as our board of directors determines otherwise.

d. The vote on the approval of our Amended and Restated 2013 Stock Plan was:

For	Against	Abstain	Broker Non-Votes
53,906,753	42,928,002	181,561	33,854,226

f. The vote on the approval of our named Employee Stock Purchase Plan was:

For	Against	Abstain	Broker Non-Votes
95,854,933	978,015	183,368	33,854,226

Item 7.01	Regulation FD Disclosure

The Company issued a press release today announcing that the Board of Directors has declared a dividend payment of $0.11 per share. The Company has elected to furnish the press release as an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell Company transactions. Not applicable.

(d)	Exhibits. The exhibit listed below is being furnished with this Form 8-K.

Exhibit 99.1 Press Release, dated May 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: May 13, 2013	By:	/s/ Brad W. Buss
Brad W. Buss
Chief Financial Officer, Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 13, 2013